Exhibit 10.26b

SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT

SECOND AMENDMENT TO THE STOCKHOLDERS AGREEMENT dated as of February 25, 2004 (this “Second Amendment”), by and among the parties signatory hereto.

RECITALS

WHEREAS, FGIC Corporation, a Delaware corporation and successor by merger to Falcons Acquisition Corp., a Delaware corporation (the “Company”), The PMI Group, Inc., a Delaware corporation (together with any Affiliated transferee within the contemplation of Section 2.5 of the Stockholders Agreement, (“PMI”), Blackstone Capital Partners IV L.P., a Delaware limited partnership (“BCP IV”), Blackstone Capital Partners IV-A L.P., a Delaware limited partnership (“BCP IV-A”), Blackstone Family Investment Partnership IV-A L.P., a Delaware limited partnership (“BFIP IV-A”, and together with BCP IV, BCP IV-A and any other Affiliated transferee within the contemplation of Section 2.5 of the Stockholders Agreement, “Blackstone”), Cypress Merchant Banking Partners II L.P., a Delaware limited partnership (“Cypress Onshore”), Cypress Merchant Banking II C.V., a Netherlands limited partnership (“Cypress Offshore”), Cypress Side-by-Side LLC, a Delaware limited liability company (“Cypress Side-by-Side”), 55 Street Partners II L.P., a Delaware limited partnership (“Cypress 55 Street”), Cypress FGIC Investors LLC, a Delaware limited liability company, as a “Cypress Vehicle” (as described in the Stockholders Agreement) (“Cypress/FGIC,”and together with Cypress Onshore, Cypress Offshore, Cypress Side- by-Side, Cypress 55 Street, any other “Cypress Vehicle,” any “Cypress Coinvestor” (as described in the Stockholders Agreement) and any other Affiliated transferee within the contemplation of Section 2.5 of the Stockholders Agreement, “Cypress”), CIVC/FGIC Investment Company LLC, a Delaware limited liability company, as a “CIVC Vehicle” (as described in the Stockholders Agreement) (“CIVC/FGIC”), CIVC Partners Fund III, L.P., a Delaware limited partnership (“CIVC Fund III”), CIVC Partners Fund IIIA, L.P., a Delaware limited partnership (“Cypress Fund IIIA,” and together with CIVC/FGIC, C1VC Fund III any other “CIVC Vehicle” and any other Affiliated transferee within the contemplation of Section 2.5 of the Stockholders Agreement, “CIVC”) and together with PMI, Blackstone and Cypress, the “Investors”) and the management investors listed on Annex A to the Stockholders Agreement and any other management investors who subsequently become a party thereto (the “Management Investors”), have entered into a Stockholders Agreement dated as of August 3, 2003, as amended by a First Amendment to the Stockholders Agreement dated as of December 18, 2003, (as so amended, the “Stockholders Agreement”);

WHEREAS, pursuant to Section 9.3(a) of the Stockholders Agreement, the Stockholders Agreement may be amended, modified or supplemented; and

WHEREAS, the parties hereto desire to amend the Stockholders Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have their respective meanings assigned in the Stockholders Agreement.

2. Amendments to Section 3.3. Section 3.3 of the Stockholders Agreement is hereby amended as follows:

a.	In the first sentence of Section 3.3, the word “shall” is hereby changed to “may”.

b.	The following language is hereby added to the end of the second sentence of Section 3.3:

“; provided, however, that a committee of the Company Board shall be authorized and permitted to take actions on behalf of the Company Board, by unanimous approval of all committee members, on such matters as may from time to time be specified by resolution adopted by a majority of the entire Company Board, and any committee action (positive or negative) in respect of any such matter may thereafter be submitted to the entire Company Board for further or different action.”

c.	The third and fourth sentences of Section 3.3 are hereby amended and restated in their entirety to read as follows:

“Except as may be required by applicable Law or the listing standards of the New York Stock Exchange or the Nasdaq Stock Market, as applicable, each Principal Investor shall have one representative on all committees of the Company Board and each Investor shall have the right to have one observer attend committee meetings. Unless each Investor otherwise agrees, the board of directors of Financial Guaranty Insurance Company and each committee thereof, if any, shall be composed of the same directors and with the same voting rights and restrictions as the Company Board and its corresponding committees.”

3. Reference to this Second Amendment and Effect on the Stockholders Agreement. From and after the date hereof, each reference in the Stockholders Agreement to “this Stockholders Agreement”, “hereunder”, “herein” or words of like import shall mean and be a reference to the Stockholders Agreement as affected and amended hereby. The Stockholders Agreement, as affected and amended hereby, shall remain in full force and effect and the Stockholders Agreement is hereby ratified and confirmed in all respects.

4. General Provisions.

(a) Governing Law; Submission to Jurisdiction; Waivers. This Second Amendment shall be governed by, and construed in accordance with, the internal Laws of the State of New York. Each of the parties agrees that any dispute, controversy, or claim arising out of or relating to the transactions contemplated by this Second Amendment, or the validity, interpretation, breach of termination of this Second Amendment, shall be resolved only in the Courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, each of the parties irrevocably and unconditionally (i) submits for itself and its property in any Action relating to this Second Amendment, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the Courts of the State of New York sitting in the County of New York, the court of the United States of America for the Southern District of New York, and appellate courts having jurisdiction of appeals from any of the forgoing, and agrees that all claims in respect of any such Action shall be heard and determined in such New York State court or, to the extent permitted by law, in such federal court; (ii) consents that any such Action may and shall be brought in such courts and waives any objection that it may now or thereafter have to the venue or jurisdiction of any such Action in any such court or that such Action was brought in an inconvenient court and agrees not to plead or claim the same; (iii) waives all right to trial by jury in any Action (whether based on contract, tort or otherwise) arising out of or relating to this Second Amendment or its performance under or the enforcement of this Second Amendment; (iv) agrees that service of process in any such Action may be effected by mailing a copy of such process by registered or certified mail, postage prepaid, to such party at its address as provided in Section 9.5 of the Stockholders Agreement; and (v) agrees that nothing in this Second Amendment shall affect the right to effect service of process in any other manner permitted by the Laws of the State of New York.

(b) Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Second Amendment.

(c) Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereby have executed this Second Amendment as of the date first above written.

FGIC CORPORATION

By:	/s/ Frank J. Bivona
Name:	Frank J. Bivona
Title:	Chief Executive Officer

THE PMI GROUP, INC.

By:	/s/ Bradley M. Shuster
Name:	Bradley M. Shuster
Title:	President, International and
Strategic Investments

BLACKSTONE CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

By:	/s/ Bret Pearlman
Name:	Bret Pearlman
Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

By:	/s/ Bret Pearlman
Name:	Bret Pearlman
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT
PARTNERSHIP IV-A, L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

By:	/s/ Bret Pearlman
Name:	Bret Pearlman
Title:	Senior Managing Director

CYPRESS MERCHANT BANKING
PARTNERS II L.P.

By:	Cypress Associates II LLC, as general partner

By:	/s/ William Spiegel
Name:	William Spiegel
Title:	Managing Director

CYPRESS MERCHANT BANKING II C.V.

By:	Cypress Associates II LLC,
as managing general partner

By:	/s/ William Spiegel
Name:	William Spiegel
Title:	Managing Director

CYPRESS SIDE-BY-SIDE LLC

By:	/s/ William Spiegel
Name:	William Spiegel
Title:	Managing Director

55 STREET PARTNERS II L.P.

By: Cypress Associates II LLC, as general partner

By:	/s/ William Spiegel
Name:	William Spiegel
Title:	Managing Director

CYPRESS FGIC INVESTORS LLC

By:	Cypress Merchant Banking Partner II L.P.,
as Managing Member

By:	Cypress Associates II LLC,
as general partner

By:	/s/ William Spiegel
Name:	William Spiegel
Title:	Managing Director

CIVC/FGIC INVESTMENT COMPANY LLC
as a CIVC Vehicle (as defined herein)

By:	CIVC Partners, L.P.,
its Managing Member

By:	CIVC Management GP, LLC,
its General Partner

By:	/s/ Dan Helle
Name:	Dan Helle
Title:	Managing Director

CIVC PARTNERS FUND HI, L.P.

By:	CIVC GP III, L.P.,
its General Partner

By:	GPIII, LLC,
its General Partner

By:	/s/ Dan Helle
Name:	Dan Helle
Title:	Managing Director

CIVC PARTNERS FUND IIIA, L.P.

By:	CIVC GP IHA, L.P.,
its General Partner

By:	CIVC GP, LLC,
its General Partner

By:	/s/ Dan Helle
Name:	Dan Helle
Title:	Managing Director